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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 18, 2004 (May 18, 2004)


                          Altair Nanotechnologies Inc.
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             (Exact name of registrant as specified in its charter)



        Canada                        1-12497                   33-1084375
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   (State or other             (Commission File No.)           IRS Employer
     jurisdiction                                          Identification No.)
  of incorporation)

                                 204 Edison Way
                               Reno, Nevada 89502
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (775) 858-3750




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                   (Former Name, if Changed Since Last Report)



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Item 12.   Results of Operations and Financial Condition.

Altair Nanotechnologies Inc. ("Altair') has issued a press release entitled "Altair Nanotechnologies Clarifies Avireco Development Progress." The full text of the press release is set forth herein beginning on the following page.








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



                        ALTAIR NANOTECHNOLOGIES CLAIRFIES
                          AVIRECO DEVELOPMENT PROGRESS

RENO, NV - May 18, 2004 - Altair Nanotechnologies, Inc. (Nasdaq:ALTI) a company engaged in developing nanomaterials, titanium dioxide pigment technology, and materials science focused on nanostructures, is clarifying the status of its testing and development agreement with Avireco, located in Vietnam. Altair has entered into a testing agreement with Avireco and has been informed that $250,000 in funds have been budgeted by the government of Vietnam to begin the first phase of pilot plant testing; however, Altair has not yet received funding and, as a result, has not commenced any testing work under the agreement.

ALTAIR NANOTECHNOLOGIES, INC.
Nanotechnology is rapidly emerging as a unique industry sector. Altair Nanotechnologies is positioning itself through product innovation within this emerging industry to become a leading supplier of nanomaterial technology and nanomaterials worldwide. Altair owns a proprietary technology for making nanocrystalline materials of unique quality both economically and in large quantities. The company is currently developing special materials with potential applications in pharmaceuticals, titanium pigment and metal, batteries, fuel cells, solar cells, advanced energy storage devices, thermal spray coatings, catalysts, cosmetics and environmental remediation. For additional information on Altair and its nanoparticle materials, visit www.altairnano.com.

Forward-Looking Statements
This release may contain forward-looking statements as well as historical information. Forward- looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. These risks and uncertainties include, without limitation, the risks that Altair may never receive significant revenue from any existing or future agreements with Avireco for various reasons, including the possibilities that testing may never commence because of a lack of funding, the results of testing may not be positive and, even if the results are positive, a full-scale plant may not be designed or constructed. In addition, other risks are identified in the company's most recent Annual Report on Form 10-K, as filed with the SEC. Such forward-looking statements speak only as of the date of this release. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

                                     # # # #


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Altair Nanotechnologies Inc.


      May 18, 2004                   By:       /s/ Rudi E. Moerck
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         Date                                  Rudi E. Moerck, President






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